Related Parties	6 Months Ended
Jun. 30, 2025
Related Parties [Abstract]
Related parties

Note 10. Related parties

Transactions between related parties

The Group has entered into loan agreements with certain shareholders, executives and directors. The amounts outstanding are unsecured and in the case of default on payment, a fine of 2% may be imposed on the total value of the loans.

The nature and purpose of transaction amounts and outstanding balances for related parties consist of the following:

	June 30, 2025	December 31, 2024
Related party loan-José Mário(i)	1,252	1,078
Total loans from related parties	1,252	1,078

(i)	On August 14, 2024, Nuvini S.A. entered into a loan agreement with Jose Mario, the Company’s Chief Operating Officer, in the principal amount of R$1.0 million with an interest equivalent to the SELIC rate plus rate of 10% per annum, and a 5% penalty on the value of the agreement if the loan payments become overdue. The loan agreement also provides for the right of conversion into shares for the value of the loan on the conversion date plus a 20% premium, at the discretion of lender. This loan remains unpaid as of June 30, 2025, the increased loan balance during the period is due to accrued interest.

Key management compensation

The compensation of the Group’s executive management team is determined based on the Group’s compensation policy considering the performance of professionals, business areas and market trends.

Key management compensation is summarized as follows:

	June 30, 2025	June 30, 2024
Short-term compensation (including salary)	4,756	47
Short-term employee benefits	-	24
Share-based compensation	14,952	17,354
Total	19,708	17,425